                                                                    Exhibit 10.1

                                AMENDMENT NO. 1

                                       TO

                     SECOND AMENDED AND RESTATED REVOLVING
                         CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 ("Amendment") is entered into as of March 9, 1998, by and among WinCup Holdings, Inc., Radnor Chemical Corporation (formerly SP Acquisition Co.), StyroChem U.S., Inc. (formerly StyroChem International, Inc.), Radnor Holdings Corporation and Radnor Delaware, Inc. (collectively, "Borrowers"), BNY Financial Corporation ("BNYFC"), NationsBank, N.A. ("NationsBank") and each of the other financial institutions which are or become parties thereto (collectively, "Lenders") and BNYFC, as administrative and collateral agent for the Lenders (in such capacity, "Agent").

                                  BACKGROUND
                                  ----------

     Borrowers, Lenders and Agent are parties to a Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations. Styrochem Europe (the Netherlands) B.V., Styrochem Finland Oy, Thermisol Denmark APS, Thermisol Sweden AB, Thermisol Finland Oy (collectively "European Borrowers"), BNY Financial Limited ("BNY UK") and NationsBank are parties to a certain Supplement Revolving Multicurrency Credit Agreement dated December 12, 1997 (the "European Supplement") which is guaranteed by the U.S. Guarantors (as defined in the European Supplement).

     Borrowers and the European Borrowers have requested that Lenders amend certain provisions of the Loan Agreement and Lenders are willing to do so on the terms and conditions hereafter set forth. This Amendment shall also be deemed to amend the same provisions in the European Supplement as referenced herein.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers and European Borrowers by any Lender, and for other good and valuable consideration, the receipt end sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  All capitalized terms not otherwise defined herein shall
          -----------
have the meanings given to them in the Loan Agreement.


     2.   Amendments to Loan Agreement and the European Supplement. Subject to
          --------------------------------------------------------
satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement and the European Supplement are hereby amended as follows:

          2.1. The Fixed Charge Coverage Ratio required by Section 6.7 of the Loan Agreement (Section 6(f) of the European Supplement) is amended to be not less than "0.75 to 1.00" as at the end of and for the four fiscal quarters ending December 31, 1997, March 30, 1998, June 30, 1998 and September 30, 1998, but otherwise to remain as provided in the Loan Agreement.

          2.2. Subsection 7.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "Enter into any merger, consolidation or other reorganization with or into any other Person (other than another Borrower) or acquire all or a substantial portion of the assets or stock of any Person (other than another Borrower) or permit any other Person (other than another Borrower) to consolidate with or merge with it; provided, however, that the Borrowers
                                           --------
     shall be permitted to acquire (by merger or otherwise, and notwithstanding the limitations set forth in Section 7.6 hereof) all or substantially all of the assets or all or substantially all of the shares of capital stock of a Person, provided that no such acquisition shall be permitted hereunder unless (i) at the time of and after giving effect to such acquisition, no Event of Default or Default shall have occurred and be continuing, (ii) the aggregate purchase price of all such acquisitions plus amounts expended pursuant to Section 7.12(b) hereof shall not exceed $5,000,000 during any fiscal year, and (iii) Agent shall have a perfected first priority security interest in the Collateral of the acquired entity."

          2.3. Subsection 7(a)(i) of the European Supplement is hereby amended in its entirety to read as follows:

          "Enter into any merger, consolidation or other reorganization with or into any other Person (other than another Borrower) or acquire all or a substantial portion of the assets or stock of any Person (other than another Borrower) or permit any other Person (other than another Borrower) to consolidate with or merge with it; provided, however, that the Borrowers
                                           --------
     shall be permitted to acquire (by merger or otherwise, and notwithstanding the limitations set forth in Section 7(f) hereof) all or substantially all of the assets or all or substantially all of the shares of capital stock of a Person, provided that no such acquisition shall be permitted hereunder unless (i) at the time of and after giving effect to such acquisition, no Event of Default or Default shall have occurred and be continuing, (ii) the aggregate purchase price of all such acquisitions plus amounts expended pursuant to Section 7(k)(ii) hereof shall not exceed $5,000,000 during any fiscal year, and (iii) at Agent's option, Agent shall have a perfected first priority security interest in the assets of the acquired entity comparable to security currently granted by existing European Borrowers."

          2.4. The amount of capital expenditures permitted by Section 7.6 of the Loan Agreement (Section 7(f) of the European Supplement) for the fiscal year ended December 31, 1997 is amended to increase the maximum amount permitted for such year to $18,500,000.

          2.5. The amount of capital expenditures permitted by Section 7.6 of the Loan Agreement (Section 7(f) of the European Supplement) for the fiscal year ended December 31, 1998 is amended to increase the maximum amount permitted for such year to $22,500,000.

          2.6. The amount of annual rental payments for leased property permitted by Section 7.11 of the Loan Agreement (Section 7(j) of the European Supplement) for any one fiscal year is increased to $7,500,000.

          2.7. Subsection 7.12(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a) Form any Subsidiary unless (A) (i) such Subsidiary either expressly joins in this Agreement as a borrower and becomes jointly and severally liable for the Obligations pursuant to the form of Joinder attached hereto as Exhibit 7.12-A or executes a guaranty of the Obligations in the form attached hereto as Exhibit 7.12-B, each in form satisfactory to Agent and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing conditions or (B) such Subsidiary is formed pursuant to the provisions of Section 7.4 hereof."

          2.8. Subsection 7(k)(i) of the European Supplement is hereby amended in its entirety to read as follows:

          "(a) Form any Subsidiary unless (A) (i) such Subsidiary either expressly joins in this Agreement as either a European or U.S. Guarantor and becomes jointly and severally liable for, or executed a guaranty of, the obligations of Borrowers and the European Guarantor and/or as the case may be of the U.S. Guarantors hereunder and under any other agreement between the European and U.S. Guarantors, Agent and Lenders, each in form satisfactory to Agent and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing conditions or (B) such Subsidiary is formed pursuant to the provisions of Section 7(d) hereof."

          2.9. Subsection 7.12(b) of the Loan Agreement (Section 7(k)(ii) of the European Supplement, provided that the reference to Section 7.1(a) below shall be deemed to refer to Section 7(a)(i) of the European Supplement) is hereby amended in its entirety to read as follows:

          "(b) Enter into any partnership, joint venture or similar arrangement unless (i) at the time of and after giving effect to such arrangement no Event of Default or Default shall have occurred and be continuing and (ii) the aggregate amount invested therein plus amounts expended pursuant to Section 7.1(a) hereof shall not exceed $5,000,000 during any fiscal year."


     3.   Conditions of Effectiveness. This Amendment shall become effective
          ---------------------------
upon satisfaction of the following conditions precedent:

          (i) Agent, on behalf of the Lenders and the lenders under the European Supplement, shall have received four (4) copies of this Amendment executed by Borrowers and Lenders and ratified by the parties to the European Supplement.

          (ii) Agent, on behalf of the Lenders and the lenders under the European Supplement, shall have received such other certificates, instruments, documents and agreements as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     4.   Representations and Warranties.  Borrowers and European Borrowers
          ------------------------------
hereby represent and warrant as follows:

          (a) This Amendment, the Loan Agreement and the European Supplement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers and the European Borrowers in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, Borrowers and the European Borrowers hereby reaffirm all covenants, representations and warranties made the Loan Agreement and the European Supplement, respectively, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) Borrowers and European Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement and the European Supplement.

     5.   Effect on the Loan Agreement.
          ----------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement or the European Supplement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement and the European Supplement, respectively, as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, the European Supplement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 3, operate as a waiver of any
                                     ---------
right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement or the European Supplement, as the case may be, or any other documents, instruments or any other documents, or agreements executed and/or delivered under or on correction therewith.

          (d) Each of the U.S. Guarantors and the European Guarantors hereby confirms and agrees that after the execution of this Amendment its guarantee under the European Supplement is and will remain in full force and effect.


     6.   Governing Law.  This Amendment shall be binding upon and inure to the
          -------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York provided that any amendments and agreements herein relating solely to the European Supplement shall be governed by English law.

     7.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     8.   Counterparts; Telecopied Signatures.  This Amendment may be executed
          -----------------------------------
in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    WINCUP HOLDINGS, INC.


                                    By:/s/ Michael T. Kennedy
                                       ----------------------
                                      Michael T. Kennedy
                                      President

                                    RADNOR CHEMICAL CORPORATION


                                    By:/s/ Michael T. Kennedy
                                       ----------------------
                                      Michael T. Kennedy
                                      President

                                    STYROCHEM U.S., INC.


                                    By:/s/ Michael T. Kennedy
                                       ----------------------
                                      Michael T. Kennedy
                                      President

RADNOR DELAWARE, INC.               RADNOR HOLDINGS CORPORATION


By:/s/ Michael T. Kennedy           By:/s/ Michael T. Kennedy
   ----------------------              ----------------------
   Michael T. Kennedy                  Michael T. Kennedy
   Chairman                            President

                                    BNY FINANCIAL CORPORATION, AS
                                    AGENT AND A LENDER


                                    By:  SIGNATURE APPEARS HERE
                                       ------------------------
                                    Name:
                                    Title:    Vice President


                                    NATIONSBANK, N.A., AS A LENDER


                                    By: /s/ Vickie Tillman
                                       -------------------
                                    Name:     Vickie Tillman
                                    Title:    VP

                                  RATIFICATION

   The undersigned parties to the European Supplement referenced in the foregoing Amendment No. 1 hereby ratify and approve the same and agree that the European Supplement is modified as provided therein and ratify each of the representations, warranties and conditions set forth therein as if made by the European Borrowers. The European Borrowers further represent and warrant that the total purchase price to be paid for the proposed acquisition of Epsilevy Oy shall not result in an Event of Default under the European Supplement. This ratification agreement shall become a part of the European Supplement and shall be governed by and construed in accordance with the laws of England.

                              STYROCHEM EUROPE (THE NETHERLANDS)
                              B.V.

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Managing Director A
                              STYROCHEM FINLAND OY

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Director
                              THERMISOL DENMARK APS

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Director
                              THERMISOL SWEDEN AB

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Director
                              THERMISOL FINLAND OY

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Director
                              WINCUP HOLDINGS, INC.

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    President
                              RADNOR CHEMICAL CORPORATION

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    President

                              STYROCHEM U.S., INC.

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    President

                              RADNOR HOLDINGS CORPORATION

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    President

                              BNY FINANCIAL LIMITED

                              By:  SIGNATURE APPEARS HERE
                                 ------------------------

                              NATIONSBANK, N.A.

                              By: /s/ Vickie Tillman
                                 -------------------

                              RADNOR DELAWARE, INC.

                              By:/s/ Michael T. Kennedy
                                 ----------------------
                                    Michael T. Kennedy
                                    Chairman

                                 EXHIBIT 7.12-A

                                    JOINDER


          _______________________________, a _________________________
corporation, hereby joins in the Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997 ("Loan Agreement") between WinCup Holdings, Inc., Radnor Chemical Corporation (formerly SP Acquisition Co.), StyroChem Inc. (formerly StyroChem International, Inc.), Radnor Holdings Corporation and _____________________________ (collectively, "Borrowers"), the financial institutions which are or became parties thereto (collectively, "Lenders") and BNY Financial Corporation as administrative and collateral agent for the Lenders (in such capacity, "Agent") as a "Borrower" thereunder and agrees to assume in full and become jointly and severally liable for all of the Obligations (as defined in the Loan Agreement) of the Borrowers thereunder and under any other agreement between Borrowers, Agent and Lenders. __________________________ also hereby joins in the European Supplement (as defined in the Loan Agreement) as one of the U.S. Guarantors referenced therein and agrees to become jointly and severally liable for the obligations of the U.S. Guarantors thereunder and under any other agreement between U.S. Guarantors and the lenders acting under the European Supplement. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance to Agent and Lenders of the Obligations, ________________________ hereby assigns, pledges and grants to Agent a continuing security interest in and to all of its Collateral (as defined in the Loan Agreement), whether now owned or existing or hereafter acquired or arising and wheresoever located. The undersigned further agrees to deliver to Agent each of the documents described on Exhibit A attached hereto.

   IN WITNESS WHEREOF, and intending to be legally bound hereby,____________ has duly executed this Joinder as of the___________ day of March, 1998.


                              ------------------------------

                              By:
                              ______________________________


                                Exhibit 7.12-A

                           ACKNOWLEDGEMENT OF JOINDER

     The undersigned parties to the Loan Agreement and the European Supplement hereby acknowledge and agree to the joinder of ______________________________ as a "Borrower" under the Loan Agreement and as a "U.S. Guarantor" under the European Supplement.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned has duly executed this acknowledgement as of the ________ day of March, 1998.

                              PARTIES TO LOAN AGREEMENT:
                              -------------------------


                              WINCUP HOLDINGS, INC.


                              By:
                                 ------------------------
                              Michael T. Kennedy
                              President


                              RADNOR CHEMICAL CORPORATION


                              By:
                                 ------------------------
                              Michael T. Kennedy
                              President


                              STYROCHEM U.S., INC.


                              By:
                                 ------------------------
                              Michael T. Kennedy
                              President

                              RADNOR HOLDINGS CORPORATION


                              By:
                                 ------------------------
                              Michael T. Kennedy
                              President


                                Exhibit 7.12-A

                              BNY FINANCIAL CORPORATION, AS AGENT AND A LENDER


                              By:
                                 ----------------------
                              Name:
                                   --------------------
                              Title:
                                    -------------------

                              NATIONSBANK, N.A., AS A LENDER


                              By:
                                 ----------------------
                              Name:
                                   --------------------
                              Title:
                                    -------------------


                              PARTIES TO EUROPEAN SUPPLEMENT:
                              ------------------------------


                              STYROCHEM EUROPE (THE NETHERLANDS) B.V.


                              By:
                                 ----------------------
                              STYROCHEM FINLAND OY


                              By:
                                 ----------------------
                              THERMISOL DENMARK APS


                              By:
                                 ----------------------

                                Exhibit 7.12-A

                              THERMISOL SWEDEN AB


                              By:
                                 ----------------------
                              THERMISOL FINLAND OY


                              By:
                                 ----------------------
                              WINCUP HOLDINGS, INC.


                              By:
                                 ----------------------
                              RADNOR CHEMICAL CORPORATION


                              By:
                                 ----------------------
                              STYROCHEM U.S., INC.


                              By:
                                 ----------------------
                              RADNOR HOLDINGS CORPORATION


                              By:
                                 ----------------------
                              BNY FINANCIAL LIMITED


                              By:
                                 ----------------------
                              NATIONSBANK, N.A.


                              By:
                                 ----------------------

                                Exhibit 7.12-A

                              Exhibit A


     (1) Schedules to the Loan Agreement and European Supplement updated to reflect the joinder of ______________________ as an additional Borrower thereto and additional U.S. Guarantor, respectively.

     (2) A copy of resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of _____________________ authorizing the execution, delivery and performance of the Joinder, the Loan Agreement and the granting Liens upon its Collateral, each certified by the Secretary or an Assistant Secretary of ___________________________ as of the date of this Joinder.

     (3) A copy of the Articles or Certificate of Incorporation of __________________________, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of __________________________ certified as accurate and complete by the Secretary or an Assistant Secretary of
___________________________________.

     (4) Good standing certificates for ______________________________ dated not more than thirty (30) days prior to the date of this Joinder, issued by the Secretary of State or other appropriate official of _______________________________'s jurisdiction of incorporation and each jurisdiction where the conduct of __________________________'s business activities or the ownership of its properties necessitates qualification.

     (5) Executed legal opinion of Duane, Morris & Heckscher, counsel to _____________________________________________, in form and substance satisfactory to Agent regarding the due authorization, enforceability and validity of the joinder and the transactions contemplated herein.

     (6) Executed UCC-1 Financing Statements.



                                Exhibit 7.12-A